SunAmerica Style Select Series, Inc.
Supplement to the SunAmerica Focused Prospectus dated January 30, 2002. As supplemented April 16, 2002.
For the period of May 1 through June 30, 2002, Class II shares of SunAmerica Style Select Series, Inc. Focused 2000 Growth, Focused Large-Cap Value, Focused Multi-Cap Growth, Focused 2000 Value, Focused Growth and Income, Focused International Equity, and Focused Technology Portfolios will be offered without incurring a front-end sales charge. All other fees and sales charges, including Contingent Deferred Sales Charges, will continue to apply as provided in the prospectus.






Dated: May 1, 2002